BILL OF SALE

THIS BILL OF SALE, is made effective the 7th day of December between ROANOKE TECHNOLOGY CORPORATION, a Florida corporation ("**Company**"), and REGENCY TECHNOLOGY CORPORATION, a North Carolina corporation ("**Regency**").

IN CONSIDERATION of the sum of SEVENTY-ONE THOUSAND DOLLARS ($71,000.00) in cash or equivalent to it paid by Regency and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby sells, transfers, assigns and delivers, and Regency hereby purchases, acquires and accepts all right, title and interest of the Company in and to all the operating assets, cash, cash reserves, security deposits, website, telephone number, reporting and other software, claims, contracts, lists, accounts, accounts receivable and business of every kind, character or description, used in the operation of the Company's business, including, without limitation, those items listed on Exhibit A attached hereto and incorporated herein by reference, and all goodwill associated therewith or related thereto (the "**Purchased Assets**"), but specifically excluding therefrom the assets listed on Exhibit B attached hereto and incorporated herein by reference.

TO HAVE AND TO HOLD all of the Purchased Assets assigned and transferred hereby to Regency, its successors and assigns, in fee simple forever free and clear of all liens, claims, and encumbrances of any nature whatsoever.

AND the Company represents and warrants that it is seized of the Purchased Assets in fee simple free and clear of all liens, claims, and encumbrances of any nature whatsoever, that it has the right to convey the same in fee simple, and that it will warrant and defend the title to the Purchased Assets hereby sold to Regency, its successors and assigns, forever, against the claims and demands of all persons whomsoever.

AND the Company agrees to and with Regency and its successors and assigns that it shall, from time to time, at the request of Regency, execute, acknowledge and deliver to Regency any and all further instruments, documents and other papers which may be necessary or reasonably required to transfer the Purchased Assets assigned and transferred hereby to Regency and to give full force and effect to the full intent and purposes of this Bill of Sale.

IN WITNESS WHEREOF, Company has caused this instrument to be duly executed in its name by its duly authorized officer, all to be effective the day and year first above written.

ROANOKE TECHNOLOGY CORPORATION

By: ______________________
Russell Jones, President/CEO

EXHIBIT A

Description	Qty	Appraised Price	Extended Price	
VA Linux Server P2 450x2	2	$51.95	$103.90	
VA Linux Server 4450, 4xP3 Xeon CPU's	1	$145.00	$145.00	
VA Linux Server (Xeon/Scrub), P3 600mhz	0	$96.00	$192.00	
Nortel Norstar NAM MOD4 AppModule, 8 card	1	$499.00	$499.00	
Nortel Norstar Phone System, eng	1	$1,000.00	$3,060.00	
3M MP8670 LCD Projector w/remote	1	$899.98	$899.96	
Guardian 10kw Generator	1	$2,610.00	$2,610.00	
Dell Dimension 5150	1	$369.00	$369.00	
Dell Dimension 2300	6	$90.00	$540.00	
Dell Dimension 2400	6	$210.00	$1,260.00	
Dell Dimension C521	1	$319.99	$319.99	
Gateway 400VTX laptop	2	$190.00	$380.00	
Sempron 64 2500, Built In-House	4	$159.00	$636.00	
AMD K6 2/400 PC	8	$48.00	$387.00	
Celeron 700 PC VAR	1	$38.50	$38.50	
IBM E-Series X-series 330 (Storm)	1	$375.00	$375.00	
17" CRT, Black, CBI	7	$24.95	$174.65	
17" CRT	12	$24.95	$299.40	
15" CRT	15	$19.99	$299.85	
19" Sony CRT	1	$85.00	$85.00	
19" Viewsonic G95 CRT, Beige	4	$99.00	$396.00	
21" Philips CRT	1	$125.00	$125.00	
17" Dell LCD E173FP	7	$160.00	$1,120.00	
17" HP LCD L1706	5	$120.00	$600.00	
19" Dell LCD	1	$199.00	$199.00	
Nortel M7410CT Wireless Telephone Set	1	$59.00	$59.00	
Nortel M7310 Telephone set	41	$35.00	$1,435.00	
Nortel Headset Amp	28	$24.95	$698.60	
Nortel Headset	20	$10.00	$200.00	
Nortel Headset, Monaural	1	$35.00	$35.00	
Printer, Canon i9900	1	$105.50	$105.50	
Sharp AL-1661CS Multifunction Laser Printer	1	$431.00	$431.00	
Timeclock, Amano PIX-10	2	$75.00	$150.00	
HP LaserJet 5 Printer	1	$135.00	$135.00	
Panasonic Workio 1810P, Copier/Printer w/dsb	1	$400.00	$400.00	
TimeClock, Amano MJR7000	1	$235.00	$235.00	
Brother IntelliFax 2800	2	$67.00	$134.00	
EP1635 Lamp Replacement Kit for MP8670	1	$444.41	$444.41	
Xerox Phaser 2135 Color Copier w/cabinet	1	$699.00	$699.00	
Linksys Switch, 8 Port	2	$28.00	$56.00	
Cat 5 Distribution Panel	2	$49.00	$98.00	
4 Bay Server Rack Installation, Full height	1		$0.00	
APC UPS 3000 Series	1	$279.98	$279.98	

APC UPS 2200XL Series	1	$218.50	$218.50	
APC UPS Battery Pack	3	$139.99	$419.97	
Master View CPU switch CS-106	1	$99.99	$99.99	
Vacuum Cleaner, Eureka TheBoss SmartVac	1	$79.99	$79.99	
HP Laserjet 3100	1	$21.00	$21.00	
Linksys Hub, 24 Port	2	$98.00	$196.00	
HP 290 Color Copier	1	$40.00	$40.00	
Scanner, HP	1	$19.50	$19.50	
Binder, Ibico Ibimaster, electric	1	$165.50	$165.50	
Refrigerator, mini	1	$50.00	$50.00	
Dell Laser Printer 1720DN	1	$184.01	$184.01	
Dell 3110cn Color Laser Printer	1	$325.00	$325.00	
Air Conditioner, Portable	1	$549.00	$549.00	
Refrigerator, Roper, full size	1	$100.00	$100.00	
Quickbooks Standard Payroll	1	$158.00	$158.00	
Quickbooks 2005 Pro	1	$124.50	$124.50	
Quickbooks 2005 Premier	1	$58.00	$58.00	
Quickbooks 2006 Pro	1	$22.07	$22.07	
Seminar-in-a-Box, Quickbooks	1	$99.00	$99.00	
Windows XP Home Upg	5	$99.00	$495.00	
MS Office 2003 Professional	5	$259.00	$1,295.00	
MS Office 2000 Professional	1	$92.01	$92.01	
MS Office 97 Professional	1	$20.50	$20.50	
Dreamweaver 4	1	$58.01	$58.01	
KeyFax - 15 User License	1	$442.00	$442.00	
WSFTP - 10 User License	1	$495.00	$495.00	
Time & Chaos PIM - 30 User License	1	$675.00	$675.00	
WebCEO	1	$189.00	$189.00	
Optic for MP8875 Projector	1	$225.00	$225.00	
Mid-Back Conference Chair, Burgundy	33	$30.00	$990.00	
Office Chair w/casters, Blue/Gray	2	$10.00	$20.00	
Task Chair w/casters	10	$58.99	$589.90	
Cubicle Stations - Herman Miller	47	$300.00	$14,100.00	
Exec Chair w/casters, Black Leather	1	$38.99	$38.99	
Swivel Chair w/casters, Beige/Gray	2	$39.99	$79.98	
Executive Chair, High Back, Beige/Gray	2	$39.99	$79.98	
High Back Chair fabric gray	5	$26.99	$134.95	
Artwork, wallhanging, lounge	2	$100.00	$200.00	
Guest Chair, burgundy, w/o casters	8	$15.50	$124.00	
Guest Chair, Blue and Gray, w/o casters	11	$25.00	$275.00	
Lounge Table, 2x2', Cherry	2	$30.00	$60.00	
Lateral File cabinet, 2 drawer, beige	3	$104.99	$314.97	
Conference Table, cherry, 12/4'	1	$399.00	$399.00	
Lateral File Cabinet, 5 Drawer, Blue	6	$202.50	$1,215.00	
Lateral File Cabinet, 5 Drawer, Biege	5	$202.50	$1,012.50	
Ping Pong Table, Butterfly	1	$150.00	$150.00	
Portable 3 shelf system w/casters	1	$235.00	$235.00	
Computer Desk, corner	1	$75.00	$75.00	

EXHIBIT B

Excluded Assets

Judgment - Roanoke Technology Corporation v. Thomas L. Bojadzijev, Circuit Court of Orange County, Florida, Case # 06-CA-7669 (40)